Table of Contents

USAA Family of Funds                                    1
Message from the President                              2
Investment Review                                       4
Message from the Manager                                5
Shareholder Voting Results                              7
Financial Information:
     Statement of Assets and Liabilities                8
     Portfolio of Investments in Securities             9
     Notes to Portfolio of Investments in Securities   14
     Statement of Operations                           15
     Statements of Changes in Net Assets               16
     Notes to Financial Statements                     17

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Short-Term Bond Fund, managed by USAA Investment Management Company
(IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark
Office. (copyright)1996, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*
                                                                                                 Yield
               Investment          Inception                                Since          7-Day     30-Day(1)
               Objective             Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.


Message from the President

[A photo of Michael J.C. Roth, President appears here]

We regularly get letters and phone calls from our customers commenting on the things we do and the services we provide. We value all of these communications, whatever their tone. They let us know what we have done wrong and what we have done right.

There have been two events in the past couple of years that generated lots of letters. When I say "lots," I really mean dozens, which is small in relation to our base of over 450,000 shareholders. But, those dozens are meaningful to us as a signal that a chord has been struck, and we pay attention. The first event was the changes we made to our statements, consolidating information on multiple fund accounts into a single mailing. Some of you were uncomfortable with the fact that each fund's activity was no longer on an individual piece of paper in the statement. We hope that by now all of you have noted that the annual statement we sent you in January for the previous year does have separate pages that record all of the transactions for each fund owned. These records can easily be filed by fund.

This time last year when we held some meetings with shareholders in ten cities around the country, we addressed the statement ourselves just to get your feedback. At every meeting there was invariably one person who stood up and said, "I like the new statement." However, there will be some format changes to our statements beginning in April, which I hope all of you will enjoy.

The second event occurred recently. In rushing to meet a deadline, we managed to send out a piece that incorrectly described dollar-cost averaging. In a way, it was good to know how many of you read our pieces carefully because we sure did hear from several of you. It was terribly embarrassing for us, but not altogether bad because we learned from it.

These events are part of a relationship with you that we enjoy.
We enjoy it, in large part, because you do not write or call only when something is amiss. You also let us know when we have done well and helped you. For many years, we have preserved your letters which compliment one of our people, and present that letter to the person you have noted. We call this a "Laurel," and it has been one of the most successful means of recognition for individuals we have ever seen.

We look forward to hearing from you. It helps us serve you better.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

Investment Review

Short-Term Bond Fund

OBJECTIVE: High current income consistent with preservation of principal.

Types of Investments: A broad range of investment-grade debt securities.
                                7/31/95      1/31/96
Net Assets                  $76.2 Million  $95.0 Million
Net Asset Value Per Share       $9.87         $9.93

The 30-Day SEC Yield, calculated as prescribed by the Securities and Exchange Commission, was 6.21% based on the January 31, 1996 offering price. On that date, the weighted average maturity of the portfolio was 2.8 years.

Average Annual Total Returns as of 1/31/96

July 31, 1995 to January 31, 1996       3.89%*
1 Year                                 10.72%
Since inception on June 1, 1993         5.37%

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 6/1/93 to 1/31/96, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: Lehman Brothers 1-3 Yr. Govt./Corp. Index - $11,574, USAA Short-Term Bond Fund - $11,501 and the Lipper Short Investment Grade Debt Avg. - $11,443.]

The Lehman Brothers 1-3 Year Government/Corporate Index is an unmanaged index made up of all the government, agency, and corporate bonds longer than one year and less than three years. The Lipper Short Investment Grade Debt Average is the average performance level of all Short Investment Grade Debt Funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager

[Photograph of Paul Lundmark, Portfolio Manger, appears here]

The Last Six Months

Since the last report on July 31, 1995, interest rates have continued to fall. Currently, the overnight rate(1) is higher than the Treasury rate going out to five years to maturity. This is commonly referred to as an inverted yield curve. Investors believe that the Federal Reserve will continue to lower overnight rates for two reasons: the slowing of the economy and the containment of inflation. Substantiating this viewpoint, the Federal Reserve Board eased overnight rates by one quarter of a percent on January 31, 1996,to 5.25%. With this slow-growth, low-inflation scenario, I believe that debt securities will continue to provide solid returns.

Portfolio Strategies

Given the continued bullish sentiment in the market, I have kept the average weighted maturity near three years. This was accomplished by buying fixed-rate, corporate-debt securities with longer maturities while decreasing the combined percentage of cash-equivalent securities and variable-rate demand notes. Generally, when rates fall, securities with longer maturities will show greater price appreciation.

I continue to hold a significant position in BBB-rated corporate bonds. Investor demand is still high for BBB-corporate securities because of their higher yields. I have also increased the amount of those A-rated and AAA-rated corporate bonds that I believe represent good value.

[A pie chart is shown here depicting the Portfolio Mix as of January 31, 1996 of the USAA Short-Term Bond Fund to be: Variable Rate Demand Notes & Cash Equivalents - 38%, AAA-Rated Corporate Bonds - 2%, A-Rated Corporate Bonds - 13%, BBB- Rated Corporate Bonds - 43%, and BB-Rated Corporate Bonds - 4%.]

This strategy has worked very well, as our holdings have appreciated in price since the last report. The exception is our position in K Mart, which comprises only 2.95% of the portfolio. Concerning K Mart, I believe that the market has overreacted and that the value of the bonds will rebound as management addresses their financial situation. I believe that it is not in our best interest to sell the K Mart securities at this time.

Outlook

I want to reiterate from the July 31, 1995 report that it is impossible to predict the course interest rates will take. However, the general feeling is that the economy has sufficiently slowed to contain inflation. While I do not believe that rates will fall as much as they did in 1995, there is still room for further decreases. In this environment, the Fund is positioned to pursue high current income balanced with low price volatility.

See page 9 for a complete listing of the Portfolio of Investments in Securities.

(1) The overnight rate is the federal funds rate, or the rate banks charge each other for overnight loans.

Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown for the Short-Term Bond Fund only for proposal (2) and in the aggregate for the entire USAA Mutual Fund, Inc. (the Company) for proposals (1) and (3).

(1) Proposal to elect a Board of Directors as follows:
                                                         Votes        Votes
               Director                                   For        Withheld
     Hansford T. Johnson*                            958,654,342    22,342,020
     Michael J.C. Roth                               959,226,525    21,769,837
     John W. Saunders, Jr.                           958,343,963    22,652,399
     George E. Brown                                 953,414,718    27,581,644
     Howard L. Freeman, Jr.                          959,776,745    21,219,617
     Richard A. Zucker                               947,484,789    33,511,573
     Barbara B. Dreeben                              945,379,515    35,616,847

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

*On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M.
Staser Holcomb to succeed Mr. Johnson.

(2) Proposals to amend certain investment restrictions as follows:
                                                    Number of Shares Voting
                                                 For      Against      Abstain
                                                 ---      -------      -------
Proposal to amend the 5% and 10% issuer       3,721,871   329,183      173,576
diversification restrictions to apply to 75% of a Fund's total assets rather than 100%.

Proposal to amend the restriction relating    3,614,257   439,006      171,367
to borrowing to allow a Fund to borrow
an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) for temporary or emergency purposes.

Proposal to amend the restriction relating    3,649,268    381,695     193,668
to lending portfolio securities to permit a Fund to lend up to 33 1/3% of its total assets to other parties.

(3) Proposal to ratify or reject the       919,046,882  22,848,992  39,100,482
selection by the Board of Directors of KPMG Peat
Marwick LLP as auditors for the Company
for the fiscal year ending July 31, 1995.

Short-Term Bond Fund
Statement of Assets and Liabilities
(In Thousands)

January 31, 1996
(Unaudited)


Assets
     Investments in securities, at market value
       (identified cost of $93,355)                          $    93,783
     Cash                                                            171
     Receivables:
          Capital shares sold                                        145
          Interest                                                 1,279
                                                             -----------
               Total assets                                       95,378
                                                             -----------
Liabilities
     Capital shares redeemed                                         231
     USAA Investment Management Company                               37
     USAA Transfer Agency Company                                     18
     Accounts payable and accrued expenses                            22
     Dividends on capital shares                                      59
                                                             -----------
               Total liabilities                                     367
                                                             -----------
                   Net assets applicable to capital shares
                       outstanding                           $    95,011
                                                             ===========
Represented by:
     Paid-in capital                                         $    95,024
     Accumulated net realized loss on investments                   (441)
     Net unrealized appreciation of investments                      428
                                                             -----------
                    Net assets applicable to capital shares
outstanding                                                  $    95,011
                                                             ===========
     Capital shares outstanding                                    9,567
                                                             ===========
     Net asset value, redemption price, and offering
               price per share                               $      9.93
                                                             ===========
See accompanying notes to financial statements.

Short-Term Bond Fund
Categories and Definitions
Portfolio of Investments in Securities

January 31, 1996
(Unaudited)
Fixed Rate Instruments - consist of bonds and notes. The coupon rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates. At maturity, the security pays face value.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The VRDN's effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Cash Equivalents - consist of short-term obligations issued by banks, corporations, and U.S. Government Agencies. The coupon rate is constant to maturity. At maturity, the security pays face value.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.

Short-Term Bond Fund
Portfolio of Investments in Securities
(In Thousands)

January 31, 1996
(Unaudited)

 Principal                                           Coupon              Market
  Amount              Security                        Rate    Maturity   Value
 ---------            --------                        ----    --------   -----

                       Fixed Rate Instruments (61.5%)
          Bank Holding Companies - Other Major
$ 4,000   The Provident Bank, Bank Notes             6.13%   12/15/00   $ 4,040
                                                                        -------

          Banks
  4,000   Advanta National Bank, Bank Notes          6.45    10/30/00     4,078
  3,500   Capital One Bank, Bank Notes               8.13     2/27/98     3,675
  4,000   Corporacion Andina De Fomento,
                 Global Bonds                        7.38     7/21/00     4,107
                                                                        -------
                                                                         11,860
                                                                        -------
          Beverages - Alcoholic
  2,000   Fomento Economico Mexicano S.A. de
                    C.V., Notes                      9.50     7/22/97   2,025(a)
                                                                        ------

          Broadcasters
  4,000   Tele-Communications, Inc., Senior Notes    7.38     2/15/00     4,171
                                                                         ------

          Electronics - Instrumentation
  4,000   Tektronix, Inc., Notes                     7.63     8/15/02     4,253
                                                                         ------
          Entertainment
  4,000   Time Warner, Inc., Global Notes            7.45     2/01/98     4,130
                                                                         ------
          Finance - Business/Commercial
  3,500   Great Lakes Power, Inc., Notes             8.90    12/01/99     3,838
                                                                         ------

          General Obligations
  2,250   San Bernardino County Financing Auth.
            Pension Obligation RB, Series 1995 (CRE) 5.84     8/01/98     2,274
                                                                         ------
          Healthcare - Miscellaneous
  2,500   Caremark International, Inc., Notes        6.88     8/15/03     2,485
                                                                         ------
          Real Estate Investment Trusts
  3,000   Developers Diversified Realty Corp.,
                Senior Notes                         7.63     5/15/00     3,098
  4,000   Franchise Finance Corp. of America,
                Senior Notes                         7.00    11/30/00     4,063
  3,000   Nationwide Health Properties, Inc., MTN    8.61     3/01/02     3,283
                                                                         ------
                                                                         10,444
                                                                         ------
          Retail - General Merchandising
  2,000   K Mart Corp., MTN                          7.72     6/25/02     1,402
  2,000   K Mart Corp., MTN                          7.76     7/01/02     1,404
                                                                         ------
                                                                          2,806
                                                                         -------
          Tobacco
  2,000   Empresas La Moderna S.A. de C.V., Notes   10.25    11/12/97     1,993(a)
  4,000   RJR Nabisco, Inc., Notes                   8.00     7/15/01     4,115
                                                                          -----
                                                                          6,108
                                                                          -----
               Total fixed rate instruments (cost: $58,006)              58,434
                                                                         ------


                    Variable Rate Demand Notes (35.1%)
          Automobiles
  3,000   Alabama IDA RB, Series 1994 (CRE)          5.68    11/01/14     3,000(a)
                                                                          ------
          Buildings
  2,904   Erie Funding I, Notes (CRE)                5.75    11/01/16     2,904
  2,570   KMS Research Laboratories, RB (CRE)        5.85     2/01/13     2,570
  1,685   Scottsboro, AL, Industrial Development
                    Board RB, Series 1995 (CRE)      5.80    10/01/10     1,685
                                                                          ------
                                                                          7,159
                                                                         ------
          Entertainment
  4,000   Denver, CO, Urban Renewal Auth. Tax
              Increment RB, Series 1992B (CRE)       5.80     9/01/11     4,000
                                                                         ------
          Heavy Duty Trucks & Parts
  3,340   Missouri Economic Development Export
                    IDA RB, Series 1993B (CRE)       5.95     6/01/08     3,340
                                                                         ------
          Hotel/Motel
  1,500   Birmingham, AL, Historical Preservation
              Auth. Taxable RB, Series 1993 (CRE)    6.15     5/01/18     1,500
  2,100   Ramada Hotel Downtown, San Diego, CA,
                    DEB (CRE)                        6.15     2/01/96     2,100
  3,410   Rockside Road Properties, Notes,
                    Series 1995 (CRE)                5.75     7/01/10     3,410
                                                                         ------
                                                                          7,010
                                                                         ------
          Housing - Manufactured
  2,000   American West Michigan Properties,
                    Notes, Series 1995 (CRE)         5.60    12/01/25     2,000
                                                                         ------

          Multi-Family Housing
    640   Bartlett, IL, MFH RB, Series 1995 (CRE)    6.25     3/01/25       640
  3,450   Continental Valorem Corp., DEB,
                    Series 1988 (CRE)                6.50     6/01/13     3,450
                                                                         ------
                                                                          4,090
                                                                         ------
          Real Estate
  2,750   Wynrose, Inc., Notes, Series 1995A (CRE)   5.80    11/01/05     2,750
                                                                         ------
               Total variable rate demand notes (cost: $33,349)          33,349
                                                                         ------

                            Cash Equivalents (2.1%)
           U.S. Government Agency Issues
  2,000    Federal Home Loan Bank, Discount Notes
                    (cost: $2,000)                   5.80     2/01/96     2,000
                                                                         ------
               Total investments (cost: $93,355)                        $93,783
                                                                        ========


Portfolio Summary by Industry

     Banks                                  12.5%
     Real Estate Investment Trusts          11.0
     Entertainment                           8.5
     Buildings                               7.5
     Hotel/Motel                             7.4
     Tobacco                                 6.4
     Electronics - Instrumentation           4.5
     Broadcasters                            4.4
     Bank Holding Companies - Other Major    4.3
     Multi-Family Housing                    4.3
     Finance - Business/Commercial           4.0
     Heavy Duty Trucks & Parts               3.5
     Automobiles                             3.2
     Retail - General Merchandising          3.0
     Real Estate                             2.9
     Healthcare - Miscellaneous              2.6
     General Obligations                     2.4
     Beverages - Alcoholic                   2.1
     Housing - Manufactured                  2.1
     U.S. Government Agency Issues           2.1
                                           -----
     Total                                  98.7%
                                           =====

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

     CRE  Credit Enhanced
     DEB  Debentures
     IDA  Industrial Development Authority/Agency
     MFH  Multi-Family Housing
     MTN  Medium-Term Note
     RB   Revenue Bond

Specific Notes

(a) Securities which are exempt from registration by Rule 144A under the Securities Act of 1933 and when purchased were determined to be liquid. Any resale of these securities may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by the Rule.


See accompanying notes to financial statements.

Short-Term Bond Fund
Statement of Operations
(In Thousands)

Six-month period ended January 31, 1996
(Unaudited)

Net investment income:
     Interest income                                $  2,977
                                                    -------
     Expenses:
          Management fees                                103
          Transfer agent's fees                           97
          Custodian's fees                                27
          Postage                                          7
          Shareholder reporting fees                       4
          Directors' fees                                  2
          Registration fees                               21
          Audit fees                                      14
          Legal fees                                       3
          Other                                            3
                                                     -------
               Total expenses before reimbursement       281
          Expenses reimbursed                            (66)
                                                     -------
               Total expenses after reimbursement        215
                                                     -------
                    Net investment income              2,762
Net realized and unrealized gain on investments:     -------
     Net realized gain                                   116
     Change in net unrealized appreciation/depreciation  434
                                                     -------
             Net realized and unrealized gain            550
                                                     -------
Increase in net assets resulting from operations    $  3,312
                                                     =======

See accompanying notes to financial statements.

Short-Term Bond Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended January 31, 1996
and Year ended July 31, 1995
(Unaudited)

                                                    1/31/96       7/31/95

From operations:
     Net investment income                        $    2,762   $    3,613
     Net realized gain (loss) on investments             116         (205)
     Change in net unrealized appreciation/
            depreciation of investments                  434        1,174
                                                  ----------   ----------
          Increase in net assets resulting
                from operations                        3,312        4,582
                                                  ----------   ----------

Distributions to shareholders from:
     Net investment income                            (2,762)      (3,613)
                                                  ----------   ----------

From capital share transactions:
     Shares sold                                      37,709       61,901
     Shares issued for dividends reinvested            2,411        3,174
     Shares redeemed                                 (21,849)     (38,082)
                                                  ----------   ----------

          Increase in net assets from capital
                    share transactions                18,271       26,993
                                                  ----------   ----------
Net increase in net assets                            18,821       27,962
Net assets:
     Beginning of period                              76,190       48,228
                                                  ----------   ----------
     End of period                               $    95,011   $   76,190
                                                  ==========    =========

Change in shares outstanding:
     Shares sold                                       3,807        6,373
     Shares issued for dividends reinvested              243          327
     Shares redeemed                                  (2,205)      (3,927)
                                                   ---------    ---------

          Increase in shares outstanding               1,845        2,773
                                                   =========    =========


Authorized shares of $.01 par value                   25,000       25,000
                                                   =========    =========

See accompanying notes to financial statements.

Short-Term Bond Fund
Notes to Financial Statements
(In Thousands)

January 31, 1996
(Unaudited)

(1) Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of seven separate funds. The information presented in this semiannual report pertains only to the Short-Term Bond Fund (the Fund). The Fund's investment objective is high current income consistent with preservation of principal.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

2. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

3. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

(2) Lines of Credit

The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation, an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets at the lending institution's borrowing rate plus a markup to cover costs. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1996.

(3) Distributions

Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at January 31, 1996. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year. At January 31, 1996,the Fund had capital loss carryovers for federal income tax purposes of approximately $441 which, if not offset by subsequent capital gains will expire in or before 2003. It is unlikely that the Board of Directors of the Fund will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1996 were $39,132 and $23,316, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1996 was $1,651 and $1,223, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.


(6) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:


                                            Six-month                Ten-month      Four-month
                                          Period Ended  Year Ended  Period Ended   Period Ended
                                           January 31,    July 31,    July 31,     September 30,
                                              1996          1995        1994          1993**
                                              ----          ----        ----          ----
Net asset value at beginning of period  $    9.87      $    9.74    $    10.08    $    10.00
Net investment income                         .32            .61           .37           .14
Net realized and unrealized gain (loss)       .06            .13          (.33)          .08
Distributions from net investment income     (.32)          (.61)         (.37)         (.14)
Distributions of realized capital gains        -              -           (.01)           -
                                        ---------      ---------    ----------    ----------

Net asset value at end of period        $    9.93      $    9.87    $    9.74     $    10.08
                                        =========      =========    =========     ==========
Total return (%) *                           3.89           7.90          .39           2.19
Net assets at end of period (000)       $  95,011      $  76,190    $  48,228     $   25,679
Ratio of expenses to average net assets (%)   .50(a,c)       .50(c)       .50(a,c)       .50(a,c)
Ratio of net investment income to
  average net assets (%)                     6.41(a,c)      6.34(c)      4.51(a,c)      4.21(a,c)
Portfolio turnover (%)                      45.67(b)      103.02       142.08          32.49

* Assumes reinvestment of all dividend income and capital gain distributions during the period.
** Fund commenced operations June 1, 1993.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Effective January 31, 1996, portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year. Had these securities been excluded for July 31, 1995, the portfolio turnover rate would have been 69.40%.
(c) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:

                                            Six-month                      Ten-month     Four-month
                                           Period Ended   Year Ended     Period Ended   Period Ended
                                           January 31,     July 31,        July 31,     September 30,
                                              1996           1995            1994           1993
                                              ----           ----            ----           ----
Ratio of expenses to average net assets (%)   .65(a)          .74          .87(a)          1.57(a)
Ratio of net investment income to
        average net assets(%)                 6.26(a)        6.10         4.14(a)          3.14(a)
